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                                                                   EXHIBIT 10.19


                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 15, 1999 (this "Amendment"), is by and among KORN/FERRY INTERNATIONAL, a California corporation (the "Borrower"), the undersigned lenders, and MELLON BANK, N.A., a national banking association, Issuing Bank and as agent for the Lenders under the Credit Agreement referred to below.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Borrower, certain Lenders, the Issuing Bank and the Agent are parties to a Credit Agreement, dated as of ________________ (the "Credit Agreement"), pursuant to which the Lenders have agreed, on the terms and subject to the conditions described therein, to make Advances to the Borrower, and the Issuing Bank has agreed, on such terms and subject to such conditions, to issue Letters of Credit for the account of the Borrower; and

          WHEREAS, the Borrower has requested the Lenders to make certain changes to the Credit Agreement; and

          WHEREAS, the Lenders are willing to amend the Credit Agreement and grant such waiver as set forth below; and

          WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          SECTION 1.  Amendment to Credit Agreement.  The definition of the
                      -----------------------------
term "Cash Equivalent Investments" appearing in Section 1.1 of the Credit Agreement is hereby amended as follows:

          "Cash Equivalent Investments" shall mean as of the date of any determination of any of the following: (a) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States of America, and (ii) obligations issued by an agency of the United States of America fully backed by the full faith and credit of the United States of America maturing not in excess of two years from the date of acquisition, (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing two years
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          after such date and having, at the time of the acquisition thereof, an
          "A2" rating by Moody's Investor's Service, Inc. ("Moody's") or an "A" rating by Standard & Poor's Rating Group ("S&P") or an "F-1" rating by Fitch Investors Service, L.P., (c) commercial paper maturing not in excess of nine months from the date of acquisition and rated "P-1" by Moody's or "A-1" by S&P on the date of acquisition (or, with respect to commercial paper at any time outstanding having an aggregate cost not exceeding the lesser of $10,000,000 and 25% of all cash and cash equivalents of the Borrower and its Subsidiaries , rated "P-2" by Moody's or "A-2" by S&P), (d) the following obligations of any commercial bank insured by the Federal Deposit Insurance Corporation having capital and surplus in excess of $100,000,000, which has, or the holding company of which has, a commercial paper rating of "P-1" from Moody's or "A-1" by S&P (or of any foreign bank which having capital and surplus in excess of $500,000,000 which has a debt rating of "Aa" by Moody's or of "AA" by S&P: (i) time deposits, certificates of deposit and acceptances maturing not in excess of one year from the date of acquisition, or (ii) repurchase obligations with a term of not more than seven days for underlying securities of the type referred to in clause (a) above, (e) repurchase agreements which (i) are entered into with any entity referred to in clauses (c) or (d) above or any other financial institution whose unsecured long-term debt (or the unsecured long-term debt of whose holding company) is rated at least A or better by S&P or A2 or better by Moody's and maturing not more than one year after such time; and (ii) are secured by a fully perfected security interest in securities of a type referred to in clauses (a) and (b) above and which have a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into; (f) short-term tax exempt securities that are rated not lower than VMIG2 or MIG2 by Moody's or SP-2 by S&P with provisions for liquidity or maturity accommodations of 183 days or less; (g) shares of any money market mutual fund that has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a) through (f) and as to which withdrawals are permitted at least every 90 days; (h) in the case of any Subsidiary of the Company organized or having its principal place of business outside the United States, investments denominated in the currency of the jurisdiction in which such Subsidiary is organized or has its principal place of business which are similar to the items specified in clauses (a) through (g) above; (i) corporate notes and bonds maturing not in excess of 12 months from the date of acquisition whose issuer's debt rating are "A1" or "AA" by S&P or "Aa" or "P1" by Moody's or "F-1" by Fitch; and (j) asset-backed securities having an average maturity not in excess of 12 months from the date of acquisition and rated "AAA" by S&P or "Aaa" by Moody's.

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          SECTION 2.  Miscellaneous.
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          2.1. Effect of Amendment.  This Amendment shall become effective upon
               -------------------
execution and delivery hereof by the Borrower and the Required Lenders. The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

          2.2. Governing Law.  This Amendment shall be governed by and
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construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of law principles thereof.

          2.3. Counterparts.  This Amendment may be executed in any number of
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counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                              KORN/FERRY INTERNATIONAL

                              By: /s/ Elizabeth Murray
                                 --------------------------

                              Title: EVP & CFO
                                     ----------------------



                              MELLON BANK, N.A., as a Lender, as Issuing Bank and Agent

                              By: /s/ Lawrence Ivey
                                 --------------------------

                              Title: Vice President
                                     ----------------------



                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as a Lender

                              By:__________________________

                              Title:_______________________

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                              KORN/FERRY INTERNATIONAL

                              By:__________________________

                              Title:_______________________



                              MELLON BANK, N.A., as a Lender, as Issuing Bank and Agent

                              By:__________________________

                              Title:_______________________



                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as a Lender

                              By: /s/ Paul Sutherlen
                                  -------------------------

                              Title:  Vice President
                                     ----------------------

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